UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2013

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-144337	75-2749762
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15305 Dallas Parkway Suite 1600 Addison, Texas		75001
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 713-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On February 4, 2013, United Surgical Partners International, Inc. (the “Company”) issued a press release to announce that it intends to amend its senior secured credit facility (the “Credit Facility Amendment”). The terms of the Credit Facility Amendment are expected to include a new add-on term loan due 2019 in the amount of $150.0 million (the “New Add-On Term Loan”) and a reduction in the interest rates on its existing $310.1 million extended term loan due 2017, its existing $521.8 million add-on term loan due 2019 and its existing $125.0 million revolving credit facility. The Company intends to use the proceeds from the New Add-On Term Loan to repay its existing $144.4 million non-extended term loan due 2014, together with any accrued interest and other amounts owing in respect thereof, and to pay fees and expenses related thereto and to the Credit Facility Amendment. Subject to market and other conditions, USPI intends to complete the Credit Facility Amendment within 60 days. There can be no assurances that such Credit Facility Amendment will be completed on these terms or at all. A copy of the press release is attached hereto as Exhibit 99.1.

Attached hereto as Exhibit 99.2 is a presentation containing information not previously disclosed, which has been prepared in connection with a meeting between senior officers of the Company and its lenders to be held on February 5, 2013 related to the Credit Facility Amendment. In its presentation, the Company will disclose its historical results for the year ended December 31, 2012 and that it expects to sell a portion of its ownership interest in several facilities to a health system partner. If completed, the sale is expected to reduce EBITDA by approximately $10 million to $13 million. These materials are also available on the Company’s website at www.uspi.com.

In accordance with General Instruction B.2. of Form 8-K, the information furnished in this report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by the Company on February 4, 2013 regarding the Credit Facility Amendment.

99.2	Presentation to be made by the Company on February 5, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

By:	/s/ Mark A. Kopser
Mark A. Kopser
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and duly authorized to sign this report on behalf of the Registrant)

Date: February 5, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the Company on February 4, 2013 regarding the Credit Facility Amendment.

99.2	Presentation to be made by the Company on February 5, 2013.